SCHEDULE 14A INFORMATION

                       Proxy Statement Pursuant to Section
                  14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|     Preliminary Proxy Statement
|_|     Confidential, For Use of the Commission
        Only (as permitted by Rule 14a-6(e)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to ss. 240.14a-12

              AllianceBernstein Worldwide Privatization Fund, Inc.
                           1345 Avenue of the Americas
                            New York, New York 10105

                (Name of Registrant as Specified in its Charter)

                                       N/A

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)    Amount previously paid: N/A
2)    Form, Schedule or Registration Statement No.: N/A
3)    Filing Party: N/A
4)    Date Filed: N/A

Notes: Definitive copies of the accompanying proxy statement will be mailed to shareholders on or about March 9, 2005.

[LOGO (sm)]

              ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND, INC.
                           1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 221-5672

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 21, 2005

      Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of AllianceBernstein Worldwide Privatization Fund, Inc. (the "Fund"), will be held at 11:30 a.m. Eastern Time on April 21, 2005 at the offices of Alliance Capital Management L.P., 41st floor, 1345 Avenue of the Americas, New York, New York 10105, for the following purposes:

      1. To consider eliminating the Fund's fundamental investment policy regarding investing in privatization-related securities;

      2. To consider amending or eliminating certain fundamental investment policies and reclassifying the Fund's investment objective as non-fundamental; and

      3. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

      The proposals referred to above are discussed in the Proxy Statement attached to this Notice.

      The Board of Directors of the Fund has fixed the close of business on February 23, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each shareholder is invited to attend the Special Meeting in person. Each shareholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card. In addition to voting by mail, you may also vote by either telephone or via the Internet, as follows:

     To vote by Telephone:                   To vote by Internet:
     ----------------------------------      -----------------------------------
     (1) Read the Proxy Statement and        (1) Read the Proxy Statement and
     have your Proxy Card at hand.           have your Proxy Card at hand.
     (2) Call the toll-free number that      (2) Go to the website that appears
     appears on your Proxy Card.             on your Proxy Card.
     (3) Enter the control number            (3) Enter the control number found
     found in the shaded box on              in the shaded box on the front
     the front of your Proxy Card and        of your Proxy Card and follow the
     follow the simple instructions.         simple instructions.

      I encourage you to vote by telephone or via the Internet using the control number that appears on the front of your Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

      If you have any questions, please call 1-866-204-6488.

                                             By Order of the Board of Directors


                                             Mark R. Manley
                                             Secretary

New York, New York
March 4, 2005

           IMPORTANT SHAREHOLDER INFORMATION - YOUR VOTE IS IMPORTANT

--------------------------------------------------------------------------------

              AllianceBernstein Worldwide Privatization Fund, Inc.

      The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you complete your proxy, you tell us how to vote on your behalf on important issues relating to the Fund. To complete the proxy card, check the appropriate boxes indicating your vote on each specific proposal, sign, date and return the proxy card. If you simply sign the proxy card without specifying a vote on any one or more proposals, your shares will be voted in accordance with the recommendations of the Board of Directors on those proposals for which you did not specify a vote. If any proposal, other than Proposal 1 and Proposals 2(a) - 2(m), properly comes before the meeting, shares represented by proxies will be voted on it in the discretion of the person or persons holding the proxies.

      We urge you to take the time to read the proxy statement and vote. Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. If shareholders do not return their proxies in sufficient numbers, additional expense for follow-up solicitations will be incurred. You may vote by mail by filling out the proxy card and returning it to us in the envelope provided, which needs no postage if mailed in the United States. In addition to voting by mail, you may vote by telephone or via the Internet, as follows:

     To vote by Telephone:                   To vote by Internet:
     ----------------------------------      -----------------------------------
     (1) Read the Proxy Statement and        (1) Read the Proxy Statement and
     have your Proxy Card at hand.           have your Proxy Card at hand.
     (2) Call the toll-free number that      (2) Go to the website that appears
     appears on your Proxy Card.             on your Proxy Card.
     (3) Enter the control number            (3) Enter the control number found
     found in the shaded box on              in the shaded box on the front
     the front of your Proxy Card and        of your Proxy Card and follow the
     follow the simple instructions.         simple instructions.

      I encourage you to vote by telephone or via the Internet, as this will reduce the time and costs associated with this proxy solicitation.

      Please take a few moments to exercise your right to vote.

--------------------------------------------------------------------------------

Dated: March 4, 2005

                                 PROXY STATEMENT

              ALLIANCEBERNSTEIN WORLDWIDE PRIVATIZATION FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105
                            ------------------------

                         Special Meeting of Shareholders
                          To Be Held on April 21, 2005

                            ------------------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of AllianceBernstein Worldwide Privatization Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on Thursday, April 21, 2005 at 11:30 a.m. Eastern time. The solicitation will be made by mail and the cost will be borne by Alliance Capital Management L.P. (the "Adviser"). Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Adviser and its affiliates or by proxy soliciting firms retained by the Fund. The Notice of Meeting, this Proxy Statement and the accompanying Proxy Card are being mailed to shareholders on or about March 9, 2005.

      The Board of Directors has fixed the close of business on February 23, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund for all classes issued as of the Record Date consists of 28,168,156.918 shares of common stock,(1) each share being entitled to one vote, and each fractional share being entitled to a proportional fractional vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked on or otherwise provided in the proxy card. Any shareholder may revoke that shareholder's proxy at any time before a vote by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing and delivering to the Secretary another proxy bearing a later date, or by attending the Meeting in person, requesting the return of any previously delivered proxy and personally voting at the Meeting. IF NO INSTRUCTION IS GIVEN ON A SIGNED, RETURNED PROXY CARD FOR ANY PROPOSAL, THE SHARES REPRESENTED BY THE PROXY CARD WILL BE VOTED "FOR" EACH PROPOSAL AS TO WHICH NO INSTRUCTION WAS GIVEN. If any proposal, other than Proposal 1 and Proposals 2(a) - 2(m), properly comes before the Meeting, shares represented by proxies will be voted on that proposal in the discretion of the person or persons holding the proxies unless such authority is withheld.

---------
(1) Of which, 20,481,718.643 were Class A shares, 5,308,703.703 were Class B shares, 1,891,022.187 were Class C shares and 486,712.385 were Advisor Class shares.

      The presence in person or by proxy of the holders of one-third of the shares entitled to vote at the Meeting constitutes a quorum for the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on Proposal 1 or any of Proposals 2(a) - 2(m) are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors will be voted against adjournment as to those proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitations with respect to any other proposal.

      For purposes of determining the presence of a quorum and counting votes on the matters presented, Fund shares represented by abstentions (properly executed proxy cards returned with instructions to abstain from voting or that withhold authority to vote) and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal. Votes cast by proxy or in person at the Meeting will be counted by inspectors of election appointed by the Fund's board of directors or by the person presiding at the Meeting. The inspectors of election will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast.

      The Adviser will bear the cost of this Proxy Statement and the Meeting, including printing, mailing, solicitation and vote tabulation expenses, legal fees and certain out-of-pocket expenses. The Fund has engaged Alamo Direct Mail Services, Inc. to assist the Fund in soliciting proxies for the Meeting. The Fund will pay Alamo Direct Mail Services, Inc. a fee estimated to be $150,000 for its services plus reimbursement of out-of-pocket expenses. The Adviser has agreed to reimburse the Fund for the full amount paid by the Fund to Alamo Direct Mail Services. The procedures for telephone and internet voting have been designed to authenticate shareholders' identities and to allow them to authorize voting their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The Fund believes these procedures comply with applicable law. However, if these procedures were subject to successful legal challenge, these votes would not be counted at the Meeting. The Fund is not aware of any such challenge.

      The Purposes of the Meeting. The Meeting is being called for the following purposes: (1) to consider eliminating the Fund's fundamental investment policy regarding investing in privatization-related securities; (2) to consider amending or eliminating certain fundamental investment policies and reclassifying the Fund's investment objective as non-fundamental; and (3) to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

      Proposal 1. The Adviser believes that an investor's international exposure should be diversified and broad-based. The Adviser has recommended and the Board of Directors has approved broadening the Fund's investment policies so that the Fund's shareholders may benefit from a more diversified, broad-based portfolio of international investments.

      Currently, the Fund's investment policy limits the universe of securities in which the Fund may invest by requiring the Fund to invest at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing, or have undergone, privatization. The Board of Directors believes that eliminating this investment policy will permit the Fund to respond to changing market conditions by increasing the Fund's ability to pursue opportunities in addition to privatization-related investments. Although the Fund intends to continue investing in attractive privatization opportunities, the proposed elimination of this 65% investment policy will provide the Fund with the flexibility to broaden its investments when those opportunities are not available or, in the Adviser's view, are less attractive than other international equity investments. Moreover, the Adviser believes that the percentage of privatization-related securities coming from emerging markets will continue to increase. Therefore, if this investment policy remains in place, the Adviser expects that the Fund would make increasing investments in emerging markets. The Adviser believes exposure to emerging markets is important, but that any exposure should be limited in order to avoid adversely affecting the Fund's risk/return profile. Although the Adviser expects the Fund's portfolio to change over time if Proposal 1 is implemented, the Adviser does not expect that implementation of Proposal 1 will have an immediate, material effect on the risks associated with an investment in the Fund.

      Summary of other proposed changes. To complement the strategic change outlined above, the Adviser recommended and the Board of Directors of the Fund has approved, subject to shareholder approval of Proposal 1, changes to the Fund's name and non-fundamental investment policies. The changes include: (i) amending the Fund's investment policy regarding investments in foreign countries to provide that the Fund invests, under normal circumstances, in equity securities of companies based in at least three foreign countries; (ii) eliminating the Fund's policy that it invest 80% of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by the Adviser to be beneficiaries of privatizations; (iii) eliminating the Fund's policy to invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies; (iv) adopting a policy regarding investing in other investment companies, including exchange traded funds; and (v) changing the Fund's name to "AllianceBernstein International Growth Fund, Inc." The changes listed in this paragraph do not require shareholder approval, but their effectiveness is subject to the approval by the Fund's shareholders of Proposal 1. The Adviser expects that the Fund's portfolio may change over time if Proposal 1 and these other changes are implemented. However, the Adviser does not expect these changes to have an immediate, material effect on the risks associated with an investment in the Fund.

      Contingent Expense Cap. If Proposal 1 is approved by shareholders at the Meeting, the Advisor has agreed to reimburse the Fund's total operating expenses to the extent they exceed 1.65% of the Fund's average daily net assets. The Fund's current estimated total expense ratio is 1.64%. The expense cap would be in effect for an initial period of one year following the effective date of the change discussed in Proposal 1. The Adviser will consider continuing this expense cap after this initial period, but there is no guarantee that the Adviser will continue the expense cap beyond the initial period.

      Proposals 2(a) - 2(m). These proposals relate to current fundamental policies of the Fund that, in the view of the Adviser and the Board of Directors, are either outdated, unnecessarily restrictive or were adopted in response to business or industry requirements that no longer apply. These changes are also designed to meet fully the requirements of the 1940 Act and the rules and regulations thereunder while providing the Fund with increased flexibility to respond to changes in the regulatory and economic landscape. Moreover, the Adviser and the Fund's Board of Directors believe that approval of Proposals 2(a) - 2(m) may save the Fund money by avoiding the need to call a shareholder meeting to consider changes to these policies in the future. The Board of Directors recommends that you vote in favor of each of these proposals. The Adviser does not expect that the increased flexibility that Proposals 2(a) - 2(m) would provide the Fund will have an immediate, material effect on the Fund's investment practices or risks.

      Why a Shareholder Vote is Required. The Fund has designated its investment objective and some of its investment policies as "fundamental." Under the 1940 Act, fundamental investment policies or objectives may only be changed with the approval of a fund's outstanding voting securities. Investment objectives and investment policies that are designated as non-fundamental may be changed with approval from the Board of Directors, saving the time and expense associated with shareholder approval. For the reasons stated above, the Board of Directors recommends that some of the Fund's investment policies be modified and that some be eliminated altogether and that the Fund's investment objective be reclassified as non-fundamental as detailed below. The substance of and additional reasons for these changes are discussed below. The Board of Directors approved each of the Proposals detailed below at a meeting on February 9, 2005, and recommends that you vote in favor of all of the Proposals. Below is a discussion of the proposed changes. If approved by shareholders, the proposed changes to the Fund's policies would take effect as soon as practicable.

      Important Tax Information. The Fund anticipates that if the Fund's investment policies are amended as described in the Proposals contained herein, it will dispose of only a relatively small portion of its securities, if any, as a result of such amendments, as the Fund develops an investment portfolio consistent with the amended investment policies. Such dispositions may trigger recognition of gains that, after being offset by any capital loss carryforwards, may increase or accelerate taxable distributions from the Fund.

                             REPORTS TO SHAREHOLDERS

      UPON REQUEST AND WITHOUT CHARGE, THE FUND WILL FURNISH EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED WITH A COPY OF THE FUND'S LATEST ANNUAL REPORT TO SHAREHOLDERS AND ITS SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS, IF ANY. TO REQUEST A COPY, PLEASE CALL ALLIANCEBERNSTEIN AT (800) 227-4618 OR WRITE TO DENNIS BOWDEN AT ALLIANCE CAPITAL MANAGEMENT L.P., 1345 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10105.

                                   PROPOSAL 1

   Elimination of the Fund's Fundamental Investment Policy to Invest at Least
        65% of its Total Assets in Equity Securities that are Issued by Enterprises that are Undergoing, or Have Undergone, Privatization

      The Board of Directors recommends elimination of the Fund's fundamental investment policy to invest "at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing or have undergone privatization." This proposal is intended to broaden the scope of the Fund's investment policies. Although the Fund intends to continue investing in attractive privatization opportunities, eliminating this policy will allow the Fund to pursue a wider range of opportunities for long-term growth of capital in the international markets when privatization opportunities are unavailable or, in the Adviser's view, are less attractive than other international equity investments. For instance, removal of this policy will allow the Fund to invest a larger portion of its assets in the most attractive international issuers without regard to their involvement in privatizations.

      The Adviser does not expect significant portfolio turnover if this fundamental investment policy is eliminated. Over time, however, privatization-related investments are likely to become a smaller portion of the Fund's portfolio. Additional information regarding the proposal can be found in the introduction to this proxy statement.

                                   PROPOSAL 2

Proposal 2(a)

      Amendment of Fundamental Restriction on Concentrating Investments in an Industry

      Under applicable law, an investment company that concentrates its investments in an industry is subject to certain limitations. Although "concentration" has not been defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests 25% or more of its net assets in issuers whose principal business is in that industry.

      The Fund has a fundamental investment policy stating that the Fund

                  "may not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government Securities; or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Director's determination"

      The Board of Directors of the Fund recommends that this policy be amended to eliminate the provision that would permit concentration in the national commercial banking industry because such concentration would generally be inconsistent with a broad-based diversified portfolio and to conform the policy more closely to the statutory requirements, as follows:

                  "The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act, or the rules or regulations thereunder published by appropriate regulatory authorities."

Proposal 2(b)

      Elimination of Fundamental Restriction on Investing in Warrants

      The Fund has a fundamental investment policy that reads as follows:

                  "in connection with the qualification of its shares for sale in certain states, the Fund may not invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if as a result of such warrants valued at the lower of such cost or market would exceed 10% of the value of the Fund's assets at the time of purchase."

      This restriction was adopted in response to legal requirements that no longer apply to the Fund due to the enactment of subsequent, pre-emptive federal regulation. Thus, this restriction is no longer necessary. Consistent with the Board of Directors' belief in the limited value of maintaining unnecessary fundamental policies, the Board of Directors recommends that this policy be eliminated.

Proposal 2(c)

      Amendment of Fundamental Policy Regarding Senior Securities and Borrowing Money

      Applicable law requires the Fund to state a policy indicating the extent to which it may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets. Currently, the Fund's policy generally mirrors the federal requirement limiting the Fund's borrowing authority and limits the Fund's ability to borrow for temporary purposes. However, applicable regulations are subject to change. The Board of Directors recommends that the Fund amend its policy to allow the Fund to issue senior securities or borrow money to the full extent permitted under applicable law. The proposed change would automatically conform the Fund's policy to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy in response to changes in statutory and regulatory requirements.

      The Fund's current fundamental investment policy regarding issuing senior securities and borrowing money is as follows:

                  "The Fund may not borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made."

      The Board of Directors recommends that the policy be amended to read as follows:

                  "The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act, or the rules or regulations thereunder published by appropriate regulatory authorities.

                  For the purposes of this restriction, collateral arrangements, including, for example, with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security."

Proposal 2(d)

      Elimination of Fundamental Policy on Senior Securities

      The Board of Directors recommends that the Fund's fundamental investment policy regarding the issuance of senior securities be eliminated because the amended fundamental policy described above in Proposal 2(c) would adequately deal with the issuance of senior securities and obligations that may be analogous to senior securities. Removal of the below policy is contingent upon shareholder approval of Proposal 2(c).

      The Board of Directors recommends elimination of the following policy:

                  "The Fund may not issue any senior security within the meaning of the Investment Company Act of 1940, as amended, except that the Fund may write put and call options."

Proposal 2(e)

      Amendment of Fundamental Policy on Investment in Real Estate and Companies that Deal in Real Estate

      Applicable law requires the Fund to state a fundamental policy regarding the purchase and sale of real estate. Currently, the Fund's investment policy restricts its ability to purchase and sell real estate even when ownership of the real estate devolves upon the Fund through permissible investments. For instance, it is possible that the Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate in the event of a default. The Board of Directors recommends that the Fund's policy be modified to allow the sale of real estate when ownership of real estate results from permissible investments and to clarify that the Fund may invest in real estate related securities and real estate-backed securities or instruments.

      Presently, the fundamental policy reads as follows:

                  "The Fund may not purchase or sell real estate, except that it may purchase and sell securities of companies that deal in real estate or interests held therein."

      The Board of Directors recommends that that policy be amended to read as follows:

                  "The Fund may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business."

Proposal 2(f)

      Elimination of the Fundamental Policy Prohibiting Joint and Joint and Several Participation in Securities Trading Accounts

      The Fund currently has a fundamental investment policy prohibiting joint and joint and several participation in securities trading accounts. Under applicable law it is unlawful for an investment company, in contravention of applicable SEC rules or orders, to participate on a joint and several basis in any trading account in securities, except in connection with an underwriting in which such registered investment company is a participant. However, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental policy regarding this matter. The Board of Directors believes that there is limited value in maintaining unnecessary fundamental policies. Accordingly, the Board of Directors recommends that the following fundamental policy be eliminated:

                  "The Fund may not participate on a joint or joint and several basis in any securities trading account."

Proposal 2(g)

      Elimination of the Fundamental Restriction Regarding Short Sales and Collateral

      There are no applicable SEC rules or orders requiring, and the 1940 Act does not require, that funds state a fundamental investment policy regarding short sales. As noted above, the Board of Directors believes that there is limited value in maintaining unnecessary fundamental policies. Accordingly, the Board of Directors recommends that the Fund's fundamental restriction on short selling reproduced below be eliminated.

                  "The Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes)"

      If Proposal 2(g) is approved at the Meeting, the Fund would still be subject to the following non-fundamental short sale investment polices:

                  the Fund may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short; and

                  the Fund may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales.

      Currently, the Board of Directors does not intend to amend these non-fundamental policies.

Proposal 2(h)

      Elimination of Fundamental Restriction on Investing for the Purpose of Exercising Control

      The Fund currently has a fundamental investment policy that states the Fund "may not invest in companies for the purpose of exercising control." Applicable regulations formerly required disclosure on this subject to the extent that a fund intends to invest in companies for the purpose of exercising control (as defined in the 1940 Act). There is no requirement, however, that a fund have an affirmative policy on this subject if it does not intend to make investments for the purpose of exercising control, or that any policy that it does have be categorized as fundamental. The Adviser does not expect the Fund to make investments for the purpose of exercising control. Therefore, the Board of Directors recommends elimination of the following fundamental investment policy:

                  "The Fund may not invest in companies for the purpose of exercising control."

Proposal 2(i)

      Elimination of Fundamental Restrictions on Investing in Oil, Gas or other Mineral Exploration or Development Programs

      The Fund has a fundamental investment policy that reads as follows:

                  "The Fund may not invest in oil, gas, or other mineral exploration or development programs."

      This restriction was adopted in response to regulatory conditions that no longer apply and, thus, this policy is no longer necessary. Although the Adviser does not intend currently to invest the Fund's assets in oil, gas or other mineral exploration or development programs, the Board of Directors believes this policy is unnecessary and recommends that it be eliminated.

Proposal 2(j)

      Elimination of Fundamental Restriction on Purchasing Securities on Margin

      The Fund has a fundamental investment policy that reads as follows:

                  "The Fund may not purchase securities on margin except for such short-term credits as may be necessary for the clearance of transactions."

      It is unlawful for an investment company, in contravention of applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for clearing transactions. However, the Fund is not required to have a fundamental policy on this matter. Therefore, the Board of Directors recommends elimination of this policy and has adopted a non-fundamental policy that reflects the limited exception for purchasing securities on margin and clarifies that margin deposits in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments are not covered by the general prohibition on purchasing securities on margin. The non-fundamental policy reads as follows:

                  "The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments."

Proposal 2(k)

      Elimination of Fundamental Restriction on Pledging, Hypothecating, Mortgaging or otherwise Encumbering Fund Assets, Except to Secure Permitted Borrowings

      The Fund has a fundamental investment policy that reads as follows:

                  "The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings."

      This restriction was adopted in response to regulatory conditions that no longer apply and, thus, is no longer necessary. Consistent with the Board of Directors' belief in the limited value of unnecessary fundamental policies, the Board recommends eliminating this policy.

Proposal 2(l)

      Amendment of the Fund's investment policy regarding investment in commodities, commodity contracts and futures contracts

      Applicable law requires the Fund to state a fundamental policy regarding the purchase and sale of commodities. The proposed changes to the Fund's policy would make it clear that the Fund may use derivatives. The Board of Directors recommends changing the Fund's fundamental policy regarding commodities, commodity contracts and futures contracts to modernize and standardize these policies in light of the current legal and regulatory environment.

      Currently, the Fund's policy on these transactions reads as follows:

                  "The Fund may not purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts)."

      The Board recommends that you vote in favor of amending it to read as follows:

                  "The Fund may not purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodity contracts except for futures contracts and options on futures contracts."

Proposal 2(m)

      Reclassification of the Fund's Investment Objective

      The Board of Directors also recommends that the Fund's investment objective be reclassified as non-fundamental. Currently, the Fund's investment objective is "to seek long-term capital appreciation." Although the Fund's Board of Directors does not presently intend to change the Fund's investment objective, reclassifying it as non-fundamental would allow the Board of Directors to change the investment objective without shareholder approval in the future. If this proposal is approved and the Board of Directors changes the Fund's investment objective in the future, the Board of Directors would expect to give shareholders 30 days' notice before any material change to the Fund's investment objective becomes effective.

Proposal 3

      Other Business

      The Board of Directors knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

                            DIRECTORS' RECOMMENDATION

        THE DIRECTORS OF THE FUND RECOMMEND THAT SHAREHOLDERS OF THE FUND
                        VOTE FOR EACH OF THE PROPOSALS.

                                  REQUIRED VOTE

      Each Proposal requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the vote of (a) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

                             ADDITIONAL INFORMATION

                                  OTHER MATTERS

      Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any additional matter properly comes before the Meeting, the shares represented by proxies will be voted in the discretion of the person or persons holding the proxies.

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF SHAREHOLDERS

      The Fund's Articles of Incorporation, as amended, and Bylaws, as amended, do not require annual shareholder meetings. However, the Fund expects to hold a meeting of shareholders on or about November 15, 2005, at which the election of directors will be considered. For information with respect to submitting a candidate for director for consideration by the Governance and Nominating Committee of the Fund's Board of Directors, please see the Nominating Procedures in the Fund's Statement of Additional Information. Other proposals that shareholders would like to have considered for inclusion in a proxy statement for that meeting or any future meeting must be received by the Fund within a reasonable period of time before the Fund begins to print and mail its proxy materials for that meeting.

                 THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR

      The Fund's investment adviser and administrator is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital Management L.P. is registered under the Investment Advisers Act of 1940, as amended.

                             THE FUND'S DISTRIBUTOR

      AllianceBernstein Investment Research and Management, Inc., an affiliate of the Adviser and a wholly-owned subsidiary of Alliance Capital Management Corporation, with its principal business offices at 1345 Avenue of the Americas, New York, New York, 10105-0096, serves as distributor to the Fund.

                           SHARE OWNERSHIP INFORMATION

      As of the Record Date, to the best of the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Fund.

                                                                 Amount and Nature of       Percent
Class of Shares    Name and Address of Beneficial Owner          Beneficial Ownership       of Class
Class A            Citigroup Global Markets                           1,077,047              5.27%
                   House Account
                   Attn Cindy Tempesta
                   333 W. 34th St. Fl 3
                   New York, NY 10001-2402

                   Pershing LLC                                       1,320,382              6.47%
                   PO Box 2052
                   Jersey City, NJ 07303-2052

                   MLPF&S                                             1,730,639              8.47%
                   For the Sole Benefit of
                     its Customers
                   Attn Fund Admin (97D16)
                   4800 Deer Lake Drive East 2nd Floor
                   Jacksonville, FL 32246-6484

                   Charles Schwab & Co.                               1,464,235              7.17%
                   For the Exclusive Benefit
                     of Customers
                   Mutual Fund Operations
                   101 Montgomery Street
                   San Francisco, CA  94104-4122

Class B            Citigroup Global Markets                             463,519              8.72%
                   House Account
                   Attn Cindy Tempesta
                   333 W. 34th St. Fl 3
                   New York, NY 10001-2402

                   Pershing LLC                                         673,888             12.68%
                   PO Box 2052
                   Jersey City, NJ 07303-2052

                                                                 Amount and Nature of       Percent
Class of Shares    Name and Address of Beneficial Owner          Beneficial Ownership       of Class
                   First Clearing LLC                                   279,024              5.25%
                   A/C #1699-0135
                   Special Custody Acct For The
                   Exclusive Benefit of Customer
                   10750 Wheat First Dr.
                   Glen Allen, VA 23060-9245

                   MLPF&S                                               488,059              9.19%
                   For the Sole Benefit of
                     its Customers
                   Attn Fund Admin (97D16)
                   4800 Deer Lake Drive East 2nd Floor
                   Jacksonville, FL 32246-6484

Class C            Citigroup Global Markets                             163,653              8.73%
                   House Account
                   Attn Cindy Tempesta
                   333 W. 34th St. Fl 3
                   New York, NY 10001-2402

                   Pershing LLC                                         225,612             12.04%
                   PO Box 2052
                   Jersey City, NJ 07303-2052

                   MLPF&S                                               152,020             18.78%
                   For the Sole Benefit of
                     its Customers
                   Attn Fund Admin (97KJ0)
                   9970 Deer Lake Drive East 2nd Floor
                   Jacksonville, FL 32246-6484

Advisor Class      Merrill Lynch                                        255,927             53.11%
                   Mutual Fund Admin (97LS7)
                   4800 Deer Lake Dr. East 2nd Flr
                   Jacksonville, FL 32246-6484

                   Charles Schwab & Co.                                  78,732             16.34%
                   For the Exclusive Benefit
                     of Customers
                   Mutual Fund Operations
                   101 Montgomery Street
                   San Francisco, CA  94104-4122

      As of the Record Date, to the best of the knowledge of the Fund, the directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

YOUR VOTE IS IMPORTANT. YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF FURTHER SOLICITATION TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR BY MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY CARD. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.) IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY TELEPHONE, VIA THE INTERNET OR MAIL SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING.

                                          By Order of the Board of Directors

                                          Mark R. Manley
                                          Secretary

March 4, 2005
New York, New York

PROXY CARD

                        Vote by Touch-Tone Phone, by Mail, or via the Internet!!
                        CALL: To vote by phone call toll-free 1-800-690-6903 and
                                               follow the recorded instructions.
                            LOG-ON: Vote on the internet at www.proxyweb.com and
                                                   follow the online directions.
                    MAIL: Return the signed proxy card in the enclosed envelope.

                                  PROXY IN CONECTION WITH THE SPECIAL MEETING OF
                                          SHAREHOLDERS TO BE HELD APRIL 21, 2005

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

              AllianceBernstein Worldwide Privatization Fund, Inc.

The undersigned hereby appoints Dennis Bowden and Christina Morse, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Meeting of Shareholders (the "Meeting") of the AllianceBernstein Worldwide Privatization Fund, Inc. (the "Fund") to be held at 11:30 a.m., Eastern Time, on April 21, 2005 at the offices of the Fund at 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and at any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement, revokes any proxy previously given with respect to the Meeting and instructs said proxies to vote said shares as indicated on the reverse side of this proxy card.

IF THIS PROXY CARD IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE FOR ANY ONE OR MORE OF THE PROPOSALS, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSALS AS TO WHICH NO SPEFICICATION IS MADE, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                                           Date: _________________________, 2005
                                 ***PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                    CARD PROMPTLY USING THE ENCLOSED ENVELOPE***


                        --------------------------------------------------------
                        Signature(s) of Shareholder(s)      (Please sign in box)

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such, and where more than one name appears, a majority must sign. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

--------------------------------------------------------------------------------
Please fill in box(es) as shown using black or blue ink or number 2 pencil. /X/ PLEASE DO NOT USE FINE POINT PENS.

PROPOSAL (1) Elimination of fundamental investment policy to invest at least 65% of the Fund's total assets in equity securities that are issued by enterprises that are undergoing, or have undergone privatization

         |_| FOR                 |_| AGAINST                 |_| ABSTAIN

PROPOSAL (2)(a) Amendment of fundamental restriction on concentrating investments in an industry

         |_| FOR                 |_| AGAINST                 |_| ABSTAIN

      2(b) Elimination of fundamental restriction on investing in warrants

         |_| FOR                 |_| AGAINST                 |_| ABSTAIN

      2(c) Amendment of fundamental policy regarding senior securities and borrowing money

         |_| FOR                 |_| AGAINST                 |_| ABSTAIN

      2(d) Elimination of fundamental policy on senior securities

         |_| FOR                 |_| AGAINST                 |_| ABSTAIN

      2(e) Amendment of fundamental policy on investment in real estate and companies that deal in real estate

         |_| FOR                 |_| AGAINST                 |_| ABSTAIN

      2(f) Elimination of fundamental policy prohibiting joint and joint and several participation in securities trading accounts

         |_| FOR                 |_| AGAINST                 |_| ABSTAIN

      2(g) Elimination of the fundamental restriction regarding short sales and collateral

         |_| FOR                 |_| AGAINST                 |_| ABSTAIN

      2(h) Elimination of fundamental restriction on investing for the purpose of exercising control

         |_| FOR                 |_| AGAINST                 |_| ABSTAIN

      2(i) Elimination of fundamental restriction on investing in oil, gas or other mineral exploration or development programs

         |_| FOR                 |_| AGAINST                 |_| ABSTAIN

      2(j) Elimination of fundamental restriction on purchasing securities on margin

         |_| FOR                 |_| AGAINST                 |_| ABSTAIN

      2(k) Elimination of fundamental restriction on pledging, hypothecating, mortgaging or otherwise encumbering fund assets, except to secure permitted borrowings

         |_| FOR                 |_| AGAINST                 |_| ABSTAIN

      2(l) Amendment of the Fund's fundamental policy regarding investment in commodities, commodity contracts and futures contracts

         |_| FOR                 |_| AGAINST                 |_| ABSTAIN

      2(m) Reclassification of the Fund's investment objective as non-fundamental

         |_| FOR                 |_| AGAINST                 |_| ABSTAIN

PROPSOAL (3) To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting, any postponement or adjournment thereof, including any matter incidental to the conduct of the Meeting, in the discretion of the Proxy holder(s).

         |_| FOR (Grant)         |_| AGAINST  (Withhold)     |_| ABSTAIN

                           PLEASE SIGN ON THE REVERSE SIDE